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                                                                   EXHIBIT 10(m)


                               FIRST AMENDMENT TO
                  FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") dated as of the 17th day of November, 1998, by and among PLAINS RESOURCES INC., a Delaware corporation (the "Company"), ING (U.S.) CAPITAL CORPORATION, as Agent ("Agent"), and the Lenders under the Original Agreement (as defined herein).

                              W I T N E S S E T H:

     WHEREAS, the Company, Agent and Lenders entered into that certain Fourth Amended and Restated Credit Agreement dated as of May 22, 1998 (the "Original Agreement") for the purposes and consideration therein expressed, pursuant to which Lenders became obligated to make and made loans to the Company as therein provided; and

     WHEREAS, the Company, Agent and Lenders desire to amend the Original Agreement for the purposes described herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Lenders to the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:


                    ARTICLE I. -- Definitions and References

     (S) 1.1. Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

     (S) 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this (S) 1.2.

          "Amendment" means this First Amendment to Fourth Amended and Restated Credit Agreement.

          "Amendment Documents" means this Amendment.

          "Credit Agreement" means the Original Agreement as amended hereby.

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                           ARTICLE II. -- Amendments

     (S) 2.1.    Definitions.  The definitions of "Subsidiary Guarantor" and
"Unrestricted Subsidiary" set forth in Section 1.01 of the Original Agreement are hereby amended in their entirety to read as follows:

          "Subsidiary Guarantor" shall mean each of the following Subsidiaries of the Company: Stocker Resources, L.P., Calumet Florida, Inc., Plains Illinois Inc., Plains Resources International Inc. and Stocker Resources, Inc.

          "Unrestricted Subsidiary" shall mean each of PAAI, the MLP, All American Pipeline LP and Plains Marketing LP and each of their respective Subsidiaries, whether now existing or hereafter formed or acquired.

     The definitions of  "PMTI" and "PMTI Credit Facility" set forth in Section
1.01 of the Original Agreement are hereby deleted in their entirety.

     The following definition of "Affiliate Agreements" is hereby added to
Section 1.01 of the Original Agreement immediately following the definition of "Affiliate":

          "Affiliate Agreements" means (i) that certain Crude Oil Marketing Agreement dated as of the Offering Closing Date among the Company, Plains Illinois Inc., Stocker Resources, L.P., Calumet Florida, Inc. and Plains Marketing LP, (ii) that certain Omnibus Agreement dated as of the Offering Closing Date among the Company, the MLP, Plains Marketing LP, All American Pipeline LP and PAAI, (iii) that certain Contribution, Conveyance and Assumption Agreement dated as of the Offering Closing Date among the MLP, the Company and certain other parties, and (iv) that certain Underwriting Agreement dated as of November 17, 1998 among the Company, the MLP, All American Pipeline LP, Plains Marketing LP, PAAI and the underwriters party thereto.

     The following definition of "All American Pipeline LP" is hereby added to
Section 1.01 of the Original Agreement immediately following the definition of "Agent":

          "All American Pipeline LP" means All American Pipeline, L.P., a Texas limited partnership, in which, on the Offering Closing Date, the MLP will own a 99.999% limited partner interest, and PAAI will own a 0.001% general partner interest.

     The following definitions of "MLP" and "MLP Offering Prospectus" are hereby added to Section 1.01 of the Original Agreement immediately following the definition of "Maximum Rate":

          "MLP" means Plains All American Pipeline, L.P., a Delaware limited partnership, in which PAAI will own, on the Offering Closing Date, a one percent (1%) general partner interest and (ii) indirectly, a 55.9% (assumes no exercise of underwriters' over-allotment option) limited partner interest.

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          "MLP Offering Prospectus" means that certain Prospectus dated November
     17, 1998 regarding the offering by the MLP of common units representing limited partner interests in the MLP.

     The following definition of "Offering Closing Date" is hereby added to
Section 1.01 of the Original Agreement immediately following the definition of "Obligors":

          "Offering Closing Date" means the date of delivery to the underwriters, and payment for, the common units representing limited partner interests in the MLP, offered pursuant to the initial public offering thereof as described in the MLP Offering Prospectus.

     The following definition of "Plains Marketing LP" is hereby added to
Section 1.01 of the Original Agreement immediately following the definition of "Person":

          "Plains Marketing LP" means Plains Marketing, L.P., a Delaware limited partnership, in which, on the Offering Closing Date, the MLP will own a 98.9899% limited partner interest, and PAAI will own a 1.0101% general partner interest.

     (S) 2.2.    PMTI Provisions.  Sections 8.08(j), 8.08(k) and 8.09(e) of the
Original Agreement are hereby deleted in their entirety. Section 8.10(c) of the Original Agreement is hereby amended in its entirety to read as follows:

          (c) loans, advances and other extensions of credit made after the date hereof by the Company and its Subsidiaries to Subsidiaries of the Company in the ordinary course of business, provided that (i) the aggregate amount of such loans, advances and other extensions of credit by the Company to any one of its Subsidiaries shall not exceed $5,000,000 at any one time outstanding and (ii) the aggregate amount of such loans, advances and other extensions of credit by the Company to its Subsidiaries taken as a whole shall not exceed $5,000,000 at any one time outstanding; in addition to the foregoing, so long as no Default shall have occurred and be continuing or would exist after giving effect thereto, the Company may make Investments without limitation in Stocker Resources, Inc., Stocker Resources, L.P., Calumet Florida Inc. and Plains Illinois Inc.

The proviso in the first sentence of Section 8.19 of the Original Agreement is hereby deleted in its entirety. Section 8.29 of the Original Agreement is hereby deleted in its entirety. Section 8.33(a) of the Original Agreement is hereby deleted in its entirety.

     (S) 2.4.    Unrestricted Subsidiaries.  Section 8.35 of the Original
Agreement is hereby amended in its entirety to read as follows:

          8.35 Unrestricted Subsidiaries. Each Unrestricted Subsidiary shall be subject to the following:

          (a) No Unrestricted Subsidiary shall be deemed to be a "Subsidiary" of the Company for purposes of this Agreement or any other Basic Document, and no

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     Unrestricted Subsidiary shall be subject to or included within the scope of any provision herein or in any other Basic Document, including without limitation any representation, warranty, covenant or Event of Default herein or in any other Basic Document, except as set forth in this Section 8.35.

          (b) Except as permitted under Section 8.10(e) and (f) and for the indemnity undertakings of the Company and its Subsidiaries party thereto provided for in the Affiliate Agreements, neither the Company nor any of its Subsidiaries shall Guarantee any Indebtedness or other obligation of, grant any Lien on any of its Property to secure any Indebtedness or other obligation of, make any Investment in, assume or grant an indemnity with respect to, or provide any other form of credit support to, any Unrestricted Subsidiary, and neither the Company nor any of its Subsidiaries shall enter into (i) any management contract or agreement with any Unrestricted Subsidiary, except upon the prior written consent of Majority Lenders, not to be unreasonably withheld, or (ii) any other contract or agreement with any Unrestricted Subsidiary, except in the course of ordinary business on terms no less favorable to the Company or such Subsidiary, as applicable, than could be obtained in a comparable arm's length transaction from an unaffiliated party.

     (S) 2.5. Consent to MLP-related Transactions. In connection with the MLP's proposed offering of common units representing limited partner interests in itself to the public, as set forth in the MLP Offering Prospectus, copies of which have been made available to Agent and Lenders:

    (a) Agent and Lenders hereby consent to the Company and its Subsidiaries party thereto (i) following the merger of PMTI (as defined in the Original Agreement), Plains Terminal & Transfer Corporation, PLX Crude Lines, Inc. and PLX Ingleside Inc. with and into the Company, with the Company being the surviving entity, selling certain assets held by such merged Subsidiaries prior to such merger to Plains Marketing LP, and (ii) entering into the Affiliate Agreements, copies of which have been made available to Agent and Lenders; and

   (b) Agent and Lenders hereby waive any Default or Event of Default caused by any of the foregoing or the consummation of any of the other transactions set forth in the MLP Registration Statement.

In connection with the foregoing, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent and each Lender do hereby release and discharge in full PMTI, Plains Terminal and Transfer Corporation, PLX Crude Lines Inc. and PLX Ingleside Inc. (collectively, the "Released Subsidiary Guarantors") and their respective successors and assigns, from any and all obligations under that certain Amended and Restated Guaranty dated May 2, 1998 by the Released Subsidiary Guarantors, Plains Resources International Inc. and Stocker Resources, Inc. in favor of Agent and Lenders. This is a partial release only and shall not release, discharge or impair any rights, titles, interests, liens, or powers with respect to any other Subsidiary Guarantor existing by virtue of such Guaranty or any other Security Documents, and as to all such other Subsidiary Guarantors, such Guaranty and the other Security Documents shall remain in full force and effect in accordance with their respective terms.

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                  ARTICLE III. -- Conditions of Effectiveness

     (S) 3.1. Effective Date. This Amendment shall become effective as of the date first above written when and only when Agent shall have received, at Agent's office, a counterpart of this Amendment executed and delivered by the Company, Agent and each Lender.

                 ARTICLE IV. -- Representations and Warranties

     (S) 4.1. Representations and Warranties of the Company. In order to induce Agent and Lenders to enter into this Amendment, the Company represents and warrants to Agent and Lenders that:

          (a) The representations and warranties contained in Section 7 of the Original Agreement, are true and correct at and as of the time of the effectiveness hereof, subject to the amendment of certain of the Schedules to the Credit Agreement as attached hereto.

          (b) The Company and the Subsidiaries are duly authorized to execute and deliver this Amendment and the other Amendment Documents to the extent a party thereto, and the Company is and will continue to be duly authorized to borrow and perform its obligations under the Credit Agreement. The Company and the Subsidiaries have duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and the other Amendment Documents, to the extent a party thereto, and to authorize the performance of their respective obligations thereunder.

          (c) The execution and delivery by the Company and the Subsidiaries of this Amendment and the other Amendment Documents, to the extent a party thereto, the performance by the Company and the Subsidiaries of their respective obligations hereunder and thereunder, and the consummation of the transactions contemplated hereby and thereby, do not and will not conflict with any provision of law, statute, rule or regulation or of the certificate or articles of incorporation and bylaws of the Company or any Subsidiary, or of any material agreement, judgment, license, order or permit applicable to or binding upon the Company or any Subsidiary, or result in the creation of any lien, charge or encumbrance upon any assets or properties of the Company or any Subsidiary, except in favor of Agent for the benefit of Lenders. Except for those which have been duly obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by the Company or any Subsidiary of this Amendment or any other Amendment Document, to the extent a party thereto, or to consummate the transactions contemplated hereby and thereby.

          (d) When this Amendment and the other Amendment Documents have been duly executed and delivered, each of the Basic Documents, as amended by this Amendment and the other Amendment Documents, will be a legal and binding instrument and agreement of the Company and the Subsidiaries, to the extent a party thereto, enforceable in accordance with its terms, (subject, as to enforcement of remedies, to

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     applicable bankruptcy, insolvency and similar laws applicable to creditors'
     rights generally and to general principles of equity).

                          ARTICLE V. -- Miscellaneous

     (S) 5.1. Ratification of Agreements. The Original Agreement, as hereby amended, is hereby ratified and confirmed in all respects. The Basic Documents, as they may be amended or affected by this Amendment and/or the other Amendment Documents, are hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Basic Document shall be deemed to refer to this Amendment also. The execution, delivery and effectiveness of this Amendment and the other Amendment Documents shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any other Basic Document nor constitute a waiver of any provision of the Credit Agreement or any other Basic Document.

     (S) 5.2. Ratification of Security Documents. The Company, Agent and Lenders each acknowledge and agree that any and all indebtedness, liabilities or obligations arising under or in connection with the Notes are Obligations and is secured indebtedness under, and is secured by, each and every Security Document to which the Company is a party. The Company hereby re-pledges, re-grants and re-assigns a security interest in and lien on every asset of the Company described as collateral in any Security Document.

     (S) 5.3. Survival of Agreements. All representations, warranties, covenants and agreements of the Company herein and in the other Amendment Documents shall survive the execution and delivery of this Amendment and the other Amendment Documents and the performance hereof and thereof, including without limitation the making or granting of each Loan, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by the Company or any Subsidiary hereunder, under the other Amendment Documents or under the Credit Agreement to Agent or any Lender shall be deemed to constitute representations and warranties by, or agreements and covenants of, the Company under this Amendment and under the Credit Agreement.

     (S) 5.4. Basic Documents. This Amendment and each of the other Amendment Documents is a Basic Document, and all provisions in the Credit Agreement pertaining to Basic Documents apply hereto and thereto.

     (S) 5.5. GOVERNING LAW. THIS AMENDMENT AND THE OTHER AMENDMENT DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA IN ALL RESPECTS, INCLUDING CONSTRUCTION, VALIDITY AND PERFORMANCE.

     (S) 5.6. Counterparts. This Amendment and each of the other Amendment Documents may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment or Amendment Document, as the case may be.

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     IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

                              PLAINS RESOURCES INC.

                              By:/s/ Phillip D.  Kramer
                                 ----------------------
                                 Phillip D. Kramer
                                 Vice President and Chief Financial Officer


                              ING (U.S.) CAPITAL CORPORATION,
                              as Agent and a Lender

                              By: /s/ Christopher R.  Wagner
                                 ---------------------------
                                 Christopher R. Wagner, Senior Vice President


                              BANKBOSTON, N.A., Lender

                              By:   /s/ Terrence Ronan
                                 ---------------------
                                 Terrence Ronan, Vice President


                              DEN NORSKE BANK ASA, Lender

                              By:   /s/ Byron L.  Cooley
                                 -----------------------
                                 Byron L. Cooley, Senior Vice President

                              By:   /s/ William V.  Moyer
                                 ------------------------
                                 William V. Moyer, First Vice President


                              WELLS FARGO BANK (TEXAS),
                              NATIONAL ASSOCIATION, Lender

                              By:   /s/ Ann M.  Rhoads
                                 ---------------------
                                 Ann M. Rhoads, Vice President


                              CHASE BANK OF TEXAS, N.A., Lender

                              By:   /s/ Russell Johnson
                                 ----------------------
                                 Russell Johnson
                                 Vice President

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                              COMERICA BANK-TEXAS, Lender


                              By:   /s/ Daniel P. Tralmer
                                 -------------------------
                                 Daniel P. Tralmer, Assistant Vice President


                              MEESPIERSON CAPITAL CORP., Lender


                              By:   /s/ Darrell W. Holley
                                 -------------------------
                                 Darrell W. Holley, Senior Vice President

                              By:   /s/ Karel Louman
                                 -------------------
                                 Karel Louman, Managing Director


                              BANK OF SCOTLAND, Lender

                              By:   /s/ Annie Chin Tat
                                 ---------------------
                                 Annie Chin Tat, Senior Vice President


                              U.S. BANK NATIONAL ASSOCIATION, Lender

                              By:   /s/ Monte E. Deckerd
                                 ------------------------
                                 Monte E. Deckerd, Vice President


                              HIBERNIA NATIONAL BANK

                              By:   /s/ Tammy Angelety
                                 ---------------------
                                 Tammy Angelety
                                 Assistant Vice President

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                             CONSENT AND AGREEMENT
                             ---------------------

     Each of the undersigned Subsidiary Guarantors hereby consents to the provisions of this Amendment and the transactions contemplated herein and hereby
(i) acknowledges and agrees that any and all indebtedness, liabilities or obligations arising under or in connection with the Notes are Obligations and are secured indebtedness under, and are secured by, each and every Security Document to which it is a party, (ii) re-pledges, re-grants and re-assigns a security interest in and lien on all of its assets described as collateral in any Security Document, (iii) ratifies and confirms its Amended and Restated Guaranty dated May 22, 1998 made by it for the benefit of Agent and Lenders, and
(iv) expressly acknowledges and agrees that such Subsidiary Guarantor guarantees all indebtedness, liabilities and obligations arising under or in connection with the Notes pursuant to the terms of such Amended and Restated Guaranty, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

                         PLAINS RESOURCES INTERNATIONAL INC.
                         STOCKER RESOURCES, INC.
                         CALUMET FLORIDA, INC.
                         PLAINS ILLINOIS INC.


                         By:   /s/ Phillip D.  Kramer
                            -------------------------
                            Phillip D. Kramer
                            Vice President and Chief Financial Officer


                         STOCKER RESOURCES, L.P.

                         By:  Stocker Resources, Inc.,
                               its General Partner


                              By:   /s/ Phillip D.  Kramer
                                 -------------------------
                                 Phillip D. Kramer
                                 Vice President and Chief Financial Officer

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